SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]	Filed by the Registrant
[ ]	Filed by a Party other than the Registrant

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

UCN, INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 001-33762

Not Applicable

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

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[X]	No fee required.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UCN, Inc.

7730 South Union Park Avenue, Suite 500

Midvale, UT 84047

SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 9, 2008

NOTICE OF MEETING

A special meeting of the shareholders of UCN, Inc., a Delaware corporation, will be held at 1:00 p.m., on October 9, 2008, at 7730 South Union Park Avenue, Suite 500, Midvale, Utah 84047, the company’s principal executive offices.

At the special meeting, shareholders entitled to vote will be asked to approve a proposal to amend the company’s Certificate of Incorporation, as amended to date, to change the name of the company from “UCN, Inc.” to “inContact, Inc.” We are proposing the change in name because we believe promoting “inContact” as our identity reflects the development of our business as a “Software as a Service” provider.

Shareholders at the close of business on September 5, 2008 are entitled to vote in person or by proxy at the special meeting. The company encourages each shareholder to read the enclosed proxy statement and vote shares held as soon as possible. This notice of special meeting, proxy statement and proxy are being mailed to shareholders on or about September 10, 2008. The special meeting will not be open to the public.

Kimm Partridge, Corporate Secretary

September 10, 2008

UCN, Inc.

7730 South Union Park Avenue, Suite 500

Midvale, UT 84047

PROXY STATEMENT

This proxy statement is provided to shareholders of UCN, Inc. in connection with special meeting of shareholders and any adjournments or postponements of the special meeting. The special meeting will be held at 1:00 p.m., on October 9, 2008, at 7730 South Union Park Avenue, Suite 500, Midvale, UT 84047.

ABOUT THE MEETING, VOTING, AND COMPANY INFORMATION

When were proxy materials mailed?

This proxy statement and proxy card were first mailed on or about September 10, 2008, to owners of voting shares of UCN in connection with the solicitation of proxies by our Board of Directors for a special meeting of Shareholders in Midvale, Utah. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Proxies are solicited to give all shareholders of record at the close of business on September 5, 2008, an opportunity to vote on the matters that are to be considered at the special meeting.

What am I voting on?

The Board is soliciting your vote for approval of an amendment to UCN’s Certificate of Incorporation to change the name of the company from “UCN, Inc.” to “inContact, Inc.” The Board recommends a vote FOR the amendment because it believes promoting “inContact” as our identity reflects the development of our business as a “Software as a Service” provider.

Who is entitled to vote?

Shareholders of record at the close of business on September 5, 2008, the record date, are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

How many votes do I have?

Each share of UCN common stock that you own as of the record date entitles you to one vote. On September 5, 2008, there were 31,065,228 outstanding shares of our common stock.

How do I vote?

All shareholders may vote by mail. To vote by mail, please sign, date, and mail your proxy card in the envelope provided. If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you attend the special meeting in person, you may request a ballot when you arrive and vote at the meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

Can other items be considered at the special meeting?

The Board does not anticipate any other matters coming before the special meeting; however, UCN’s Bylaws provide that a shareholder may properly make a proposal to bring business before a special meeting by giving notice to the Secretary of UCN not more than five business days after UCN has provided the notice of the special meeting to its shareholders.

What if other items come up at the special meeting and I am not there to vote?

When you return a signed and dated proxy card, you give the persons specified as proxies the discretionary authority to vote on your behalf on any other matter that is properly brought before the special meeting.

Can I change my vote?

You can change your vote by revoking your proxy at any time before it is exercised in one of three ways:

•	notify our Corporate Secretary in writing before the special meeting that you are revoking your proxy;
•	submit another proxy with a later date; or
•	vote in person at the special meeting.

What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should vote each of your accounts. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, Interwest Transfer Inc., Co., at 1-801-272-9294. Combining accounts reduces excess printing and mailing costs, resulting in savings for us that benefits you as a shareholder.

When and where will a list of stockholders be available?

We will make a list of stockholders available for examination during ordinary business hours at our corporate headquarters during the ten days preceding the special meeting. We will also make the list available for examination at the special meeting.

What constitutes a quorum?

Voting can take place at the special meeting only if shareholders owning shares representing a majority of the shares entitled to vote are present, which constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card or if you vote at the special meeting. Abstentions and shares voted by a broker or bank holding shares for a beneficial owner are counted as present and entitled to vote for determining a quorum.

What vote is required to approve the proposal?

Amendment of the Certificate of Incorporation requires the affirmative vote of shareholders owning shares representing a majority of the issued and outstanding shares. Therefore, approval of the name change requires the affirmative vote of 15,532,615 shares.

How do I access proxy materials on the Internet and find more information on UCN?

Our corporate website is http://www.ucn.net. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the Commission. The Commission makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the Commission. The Commission’s website is http://www.sec.gov.

PROPOSAL FOR SPECIAL MEETING – CORPORATE NAME CHANGE

On August 21, 2008, our Board adopted a resolution to approve an amendment to the company’s Certificate of Incorporation to change its name from “UCN, Inc.” to “inContact, Inc.” The name change was approved by our Board to more closely identify us with our software product and services, which is referred to as the inContact suite of services. Our inContact application suite includes an integrated package of advanced contact handling, reporting and administration applications as well as performance monitoring and management tools. We are continuing its shift from being a telecom services providers to a “Software as a Service” provider, which we refer to as SaaS, and believe that the change of name will more closely identify us with our business of being a SaaS provider.

The exact proposal is to amend Article I of our Delaware certificate of incorporation by deleting all of Article I and inserting the following provision in lieu thereof:

***************

ARTICLE I

NAME

The name of the Corporation is inContact, Inc.

***************

Vote and Recommendation

Approval of the amendment to change our name requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Abstentions as to this proposal will be treated as votes against the proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of this proposal and will not be counted as votes for or against the proposal 2. Properly executed, unrevoked Proxies will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated in the individual Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 5, 2008, the number and percentage of the outstanding shares of common stock that, according to the information supplied to UCN, were beneficially owned by each person who, to the knowledge of UCN, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address	Common Shares	Percentage of Class (1)
Diker Management, LLC (2) 745 5th Avenue, Suite 1419 New York, NY 10151	3,823,100	12.3%

Select Contrarian Value Partners, LP (3) Kaizen Capital, LLC 4200 Montrose Boulevard, Suite 510 Houston, TX 77066	2,244,340	7.2%

(1)	These figures represent the percentage of ownership of the named persons assuming each of them alone has exercised any warrants or purchase rights the person may hold to purchase common shares.

(2)	Diker Management, LLC is the general partner or manager of Diker Micro Value QP Fund, LP, Diker Micro and Small Cap Fund, LP, Diker Micro Value Fund, LP, and Diker M&S Cap Master, Ltd. These funds, collectively, are the holders of the shares listed, which includes 62,500 shares issuable on exercise of warrants held by the funds. Mark Diker is the managing member of Diker Management. As a result of these relationships, Diker Management and Mr. Diker may be deemed to hold an indirect beneficial interest in the shares held by these funds.

(3)	Kaizen Management, LP, is the general partner of Select Contrarian Value Partners. David W. Berry is the sole owner of Kaizen Capital, L.C., which is the general partner of Kaizen Management, LP. As a result of these relationships, Kaizen Management, LP and Mr. Berry may be deemed to hold an indirect beneficial interest in the shares held by Select Contrarian Value Partners. The number of shares listed includes 222,000 shares issuable on exercise of warrants and 7,700 owned by Mr. Berry directly. In addition, Kaizen Fundamental Value Fund is the beneficial owner of 60,128 shares of UCN common stock and is managed by the same person that manages Select Contrarian Value Partners, so these shares may be deemed to be held by an affiliate of Select Contrarian Value Partners and are included in the figure presented in the table.

The following table sets forth, as of September 5, 2008, the number and percentage of the outstanding shares of common stock that, according to the information supplied to UCN, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, and (iii) all current directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address	Common Shares	Percentage of Class (1)
Theodore Stern (2) 2970 One PPG Place Pittsburgh, PA 15222	1,612,713	5.2%

Steve Barnett (2) 666 Dundee Road, Suite 1704 Northbrook, IL 60052	476,216	1.5%

Paul Koeppe (2) 2825 Brewery Road Cross Plains, WI 53528	286,660	0.9%

Blake Fisher, Jr. (2) 2784 American Saddler Drive Park City, UT 84060	90,000	0.3%

Paul Jarman (2) 7730 South Union Park Avenue, Suite 500 Midvale, UT 84047	810,386	2.6%

Brian Moroney (2) 7730 South Union Park Avenue, Suite 500 Midvale, UT 84047	200,000	0.6%

Scott Welch (2) 7730 South Union Park Avenue, Suite 500 Midvale, UT 84047	175,000	0.6%

Rudy Vidal 7730 South Union Park Avenue, Suite 500 Midvale, UT 84047	-	0.0%

Frank Maylett 7730 South Union Park Avenue, Suite 500 Midvale, UT 84047	-	0.0%

All Executive officers and Directors as a Group (9 persons)	3,650,975	11.3%

(1)        These figures represent the percentage of ownership of the named groups and individuals assuming each of them alone has exercised his options to purchase common shares, and percentage ownership of all officers and directors as a group, assuming all purchase rights held by such individuals are exercised.

(2)        These figures include: for Mr. Stern options to purchase 50,000 shares of common stock at exercise prices ranging from $2.00 per share to $3.11 per share; for Mr. Barnett options to purchase 97,916 shares at exercise prices ranging from $2.00 to $4.57 per share; for Mr. Koeppe warrants to purchase 7,500 share of common stock at an exercise price of $2.00 per share, and options to purchase 85,000 shares at an exercise prices ranging from $2.00 to $3.11 per share; for Mr. Fisher options to purchase 75,000 shares at exercise prices ranging from $2.00 to $4.20 per share; for Mr. Jarman options to purchase 654,300 shares of common stock at exercise prices ranging from $2.00 to $5.39 per share; for Mr. Moroney options to purchase 200,000 shares of common stock at exercise prices from $2.00 to $3.50 per share; and for Mr. Welch options to purchase 175,000 shares of common stock at exercise prices ranging from $2.00 to $3.50 per share.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that may come before the special meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the special meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Shareholders may submit proposals for inclusion in our 2009 proxy statement. Any such proposals must be received no later than 5:00 p.m. MST on Wednesday, December 17, 2008. Proposals should be sent via registered, certified, or express mail to: Corporate Secretary, UCN, Inc. 7730 South Union Park Avenue, Suite 500, Midvale, UT 84047. As to any proposal that is not submitted for inclusion in our proxy statement for the 2009 annual meeting of shareholders, but is instead sought to be presented directly at the meeting, certain rules adopted by the Securities and Exchange Commission (“Commission”) permit management to vote proxies in its discretion if: (1) we receive notice of the proposal before the close of business on March 2, 2009, and advise shareholders in the proxy statement about the nature of the proposal and how management intends to vote on such matter; or (2) we do not receive notice of the proposal prior to the close of business on March 2, 2009.

The cost of soliciting proxies in the accompanying form is paid by us. In addition to solicitations by mail, a number of regular employees of UCN may solicit proxies in person or by telephone. The above notice and proxy statement are sent by order of the Board of Directors.

Paul Jarman, Chief Executive Officer

September 10, 2008

UCN, Inc.

7730 South Union Park Avenue, Suite 500

Midvale, UT 84047

SPECIAL MEETING OF SHAREHOLDERS OCTOBER 9, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Theodore Stern and Paul Jarman, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of UCN, Inc. (the “Company”) held of record by the undersigned on September 5, 2008, at the Special Meeting of Shareholders to be held on October 9, 2008, and at any adjournment or postponement thereof.

Proposal No. 1:     To amend the Certificate of Incorporation of UCN to change its name from “UCN, Inc.” to “inContact, Inc.”

[ ] For	[ ] Against	[ ] Abstain

Note: The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted for the proposal. The proxies are authorized to vote the shares represented by this proxy in accordance with their judgment on any matters other than those referred to above that are properly presented for consideration and action at the Special Meeting.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Dated:	, 2008

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.